Exhibit (a)(1)(ii)

Letter of Transmittal to

Tender Shares of Common Stock, Par Value $0.001 Per Share

of Cadista Holdings Inc.

at $1.60 Net Per Share

Pursuant to the Offer to Purchase

of JUBILANT GENERICS INC.,

an indirect wholly-owned direct subsidiary of

JUBILANT PHARMA LIMITED

The undersigned represents that I (we) have full authority to tender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.001 per share, of Cadista Holdings Inc. (“Cadista”) tendered pursuant to this Letter of Transmittal, at a price of $1.60 per share, net to the seller in cash, without interest thereon, less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 13, 2014 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 12, 2014, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Mail or deliver this Letter of Transmittal together with the certificate(s) representing your shares, to:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

17 Battery Place – 8th Floor

New York, NY 10004

Pursuant to the offer of Jubilant Generics, Inc. to purchase all outstanding shares of common stock, $0.001 par value per share (the “Shares”), of Cadista, the undersigned encloses herewith and tenders the following certificate(s) representing the Shares:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attach additional signed list if necessary)
Certificated Shares*
	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Shares
* Unless otherwise indicated, it will be assumed that all Shares represented by certificates described above are being tendered hereby.

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PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, MORROW & CO., LLC AT (888) 813-7566.

You have received this Letter of Transmittal in connection with the offer of Jubilant Generics Inc., a Delaware corporation (“Purchaser”) and an indirect wholly owned subsidiary of Jubilant Pharma Limited, a corporation organized under the laws of Singapore (“Parent”) and a wholly owned subsidiary of Jubilant Life Sciences Ltd., a corporation organized under the laws of India, to purchase all outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Cadista Holdings Inc., a Delaware corporation (“Cadista”), at a price of $1.60 per share, net to the seller in cash, without interest thereon, less any applicable withholding taxes, as described in the Offer to Purchase, dated November 13, 2014 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).

You should use this Letter of Transmittal to deliver to Continental Stock Transfer & Trust Company (the “Depositary”) Shares represented by stock certificates for tender.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Jubilant Generics Inc., a Delaware corporation (“Purchaser”) and an indirect wholly owned subsidiary of Jubilant Pharma Limited, a corporation organized under the laws of Singapore (“Parent”) and a wholly owned subsidiary of Jubilant Life Sciences Ltd., a corporation organized under the laws of India, the above-described shares of common stock, par value $0.001 per share (the “Shares”), of Cadista Holdings Inc., a Delaware corporation (“Cadista”), at a price of $1.60 per share, net to the seller in cash, without interest thereon, less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase dated November 13, 2014 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”). The Offer expires at 5:00 p.m. New York City time on December 12, 2014 unless extended by the Purchaser as described in the Offer to Purchase (as extended, the “Expiration Date”). The undersigned understands that Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after November 13, 2014 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or otherwise transfer of ownership of such Shares and any Distributions together with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such Shares and any Distributions for transfer on the books of Cadista, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Cadista’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

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It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described under “The Tender Offer—Section 3—Procedures for Accepting the Offer and Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered” above. Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions below are completed, please issue the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Issue:   ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

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IMPORTANT—SIGN HERE

(U.S. Holders Please Also Complete the Substitute W-9 included herein)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

Dated:_________________ , 2014
(Signature(s) of Stockholder(s))

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name:
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or
Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated:_______________, 2014

Place medallion guarantee in space below:

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP) and the Stock Exchanges Medallion Program (SEMP) or any other “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). Please do not send your Share Certificates directly to Purchaser, Parent or Cadista.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the tender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A tender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

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5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address or telephone number set forth at the end of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer or the Merger (as defined in the Offer to Purchase), as applicable. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.

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NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Continental Stock Transfer & Trust Company at (917) 262-2378. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

11. Waiver of Conditions. Subject to any applicable rules and regulations of the Securities and Exchange Commission and to the terms and conditions of the Offer, the Purchaser reserves the right to waive (in its sole discretion, in whole or in part at any time or from time to time on or prior to the Expiration Date) any of the specified conditions of the Offer (other than the Minimum Tender Condition, as defined in the Offer to Purchase, which is not waivable) in the case of any Shares tendered.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Purchaser in its sole discretion, whose determination shall be final and binding, subject to applicable law. The Purchaser reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Purchaser, be unlawful. The Purchaser also reserves the absolute right to waive any defect in any tender with respect to any particular Shares or any particular stockholder, and the Purchaser’s interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. None of the Purchaser, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF), TOGETHER WITH SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

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IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment, or whose Shares are converted in the Merger, is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer, or converted in the Merger, may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer or converted in the Merger, as applicable, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Substitute Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Depositary

Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Substitute Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such tendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Substitute Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

Each taxpayer is hereby notified that: (a) any discussion of U.S. federal tax issues in this Letter of Transmittal is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on such taxpayer under U.S. federal tax law; (b) any such discussion is written to support the promotion or marketing of the transactions or matters addressed in the Offer Documents; and (c) the taxpayer should seek advice based on its particular circumstances from an independent tax advisor.

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PAYER’S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Part 3 — Certification Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Part 4— Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE ___________________ DATE ___________________

NAME ________________________________

ADDRESS _____________________________

CITY ______________ STATE _____________ ZIP CODE ________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: Continental Stock Transfer & Trust Company

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

 Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:

1.	An individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give the EMPLOYER IDENTIFICATION number of:

7.	Disregarded entity not owned by an individual	The owner(3)
8.	A valid trust, estate, or pension trust	The legal entity(4)
9.	Corporate or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)	Circle the minor's name and furnish the minor's social security number.

(3)	You must show your individual name and may also enter your business “DBA” name. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* Note: Grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number. These forms can also be obtained from the IRS website (www.irs.gov/formspubs/index.html).

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1. An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation.

7. A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under section 584(a) of the Code.

13. A financial institution.

14. A middleman known in the investment community as a nominee or custodian.

15. A trust exempt from tax under section 664 of the Code or described in section 4947.

The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

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IF the payment is for …	THEN the payment is exempt for …
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13; also, C corporations.

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME ON THE APPROPRIATE LINE AND CHECK THE APPROPRIATE BOX FOR YOUR STATUS, THEN CHECK THE "EXEMPT PAYEE" BOX, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail, Overnight Courier or By Hand:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

17 Battery Place – 8th Floor

New York, NY 10004

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed either to the Information Agent at its telephone number and location listed below.

The Information Agent for the Offer is:

470 West Avenue, 3rd Floor

Stamford, CT 06902

Telephone: (888) 813-7566

cadp.info@morrowco.com

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